                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 8, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-7882                  94-1692300
          --------                     ------                  ----------
 (State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)



          One AMD Place,
          P.O. Box 3453
          Sunnyvale, California                                94088-3453
 ----------------------------------------                      ----------
 (address of principal executive offices)                      (Zip Code)



Registrant's telephone number,
   including area code:                                      (408) 732-2400
                                                             --------------

Item 5.  Other Events.
-------  -------------

               On November 8, 2001, Advanced Micro Devices, Inc. (the "Company") announced it expects that overall revenues will range flat to high single-digit percentage growth on record sales of PC processors in the quarter ending December 30, 2001. The full text of the press release is set forth in Exhibit
99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits

         Number                         Exhibit
         ------                         -------

         99.1            Press release dated November 8, 2001.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED MICRO DEVICES, INC.



Date: November 14, 2001            By: /s/ Robert J. Rivet
                                        ----------------------------------------
                                        Robert J. Rivet
                                        Senior Vice President, Chief Financial
                                        Officer

                                  Exhibit Index
                                  -------------


     Number               Exhibit
     ------               -------

     99.1          Press release dated November 8, 2001